UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 29, 2013

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

(205) 250-8700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on December 31, 2012, C. Reynolds Thompson, III, resigned from his positions as President and Chief Financial Officer of Colonial Properties Trust (the “Company”). In connection with his resignation, on January 29, 2013, the Company and Mr. Thompson entered into a severance agreement and general release (the “Severance Arrangement”). The Severance Arrangement provides for Mr. Thompson's resignation from his employment with the Company, effective on January 31, 2013, and provides for the following: (i) monthly cash payments of approximately $35,600, less applicable payroll deductions, for up to 12 months, subject to reduction in the event Mr. Thompson begins working in any capacity, (ii) accelerated vesting on January 31, 2013 of 72,017 restricted shares previously issued to Mr. Thompson, (iii) payment of a cash bonus of approximately $215,000 in lieu of vesting of Mr. Thompson's unvested stock options, of which approximately $60,400 of such amount will be paid only if the closing of the sale by the Company of its Metropolitan Midtown property, located in Charlotte, North Carolina (the “Metropolitan Transaction”), occurs by December 31, 2013, (iv) payment of a cash bonus of approximately $890,000 following the closing of the Metropolitan Transaction, provided the Metropolitan Transaction closes by December 31, 2013, (v) a release of all claims against the Company and its affiliates, and (vi) a confidentiality covenant and a covenant not to solicit the Company's employees, each for a period of two years, as well as a non-disparagement covenant.

* * *

This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust (“CLP”) and Colonial Realty Limited Partnership (“CRLP”) to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to CLP only, CRLP only or both CLP and CRLP, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: February 1, 2013	By: /s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer
and Corporate Secretary

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

Date: February 1, 2013	By: /s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer
and Corporate Secretary